Exhibit 10.10 - Cohen Lockup Agreement

                                  PHILIP COHEN
                        PETCARE TELEVISION NETWORK, INC.
                         321 N. Kentucky Avenue, Suite 1
                               Lakeland, FL 33801

                                                                March 10, 2003

Pet Edge, LLC
c/o John Sfondrini
36-16 Catonnah Street
P.O. Box 1248
Ridgefield, CT  06877

Dear Mr. Sfondrini:

     In order to induce Pet Edge, LLC, a Connecticut limited liability company ("Edge") to purchase $1,000,000 principal amount of PetCARE Television Network, Inc.'s (the "Company") Senior Convertible Promissory Note (the "Note"), the undersigned, as the beneficial owner of 3,748,447 shares of Common Stock of the Company (the "Securities"), covenants and agrees for the benefit of the Company and Edge to abide to the following terms and conditions of this Agreement:

1. From the date the Note is issued until a date which is both at least (i) six
(6) months after the Note shall have been converted into Common Stock and (ii) six (6) months after the earlier to occur of (a) the effective date of a Registration Statement, registering Edge's shares of Common Stock underlying the Note, or (b) six (6) months after Edge can sell the shares of Common Stock underlying the Note pursuant to Rule 144(k), the undersigned will not, without the prior written consent of Edge, offer, pledge, sell, transfer, assign, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144") or otherwise, any shares of the Common Stock beneficially or otherwise owned by the undersigned, except that the undersigned may transfer any of such shares in a private transaction, provided, that the transferee agrees in writing to be bound by an identical restriction and that the stock certificate for the shares so transferred bears the appropriate legend. Notwithstanding the foregoing, the aforementioned restrictions shall terminate the date that the Note is paid in full.

2. To enable Edge to enforce the aforesaid covenants, the undersigned hereby consents to the placing of restrictive legends consistent with this Agreement upon the Securities and to the entry of stop-transfer orders consistent with this Agreement on the books and records of the transfer agent of the Securities with respect to any Securities registered in the undersigned's name or beneficially owned by the undersigned. The Company agrees to instruct the transfer agent to place such legends and enter such stop-transfer orders and not to transfer any Securities without the consent of Edge as set forth herein. The undersigned acknowledges that damages at law would not provide an adequate remedy for violation or a threatened violation of this Agreement and the undersigned consents to the grant of prompt equitable relief, including the grant of a preliminary injunction with respect to any violation or threatened violation of this Agreement.

3. The undersigned represents that the Securities are the only securities of the Company which the undersigned owns either beneficially or otherwise and that this Agreement will apply to any other securities of the Company which the undersigned acquires beneficially or otherwise in the future.

4. The undersigned understands that the Company and Edge have relied upon this Agreement in proceeding with the purchase of the Note. The provisions of this Agreement shall be binding upon the undersigned and the successors, assigns, heirs, and personal representatives of the undersigned. This Agreement shall remain in effect regardless of whether or not Edge assigns the Note. The undersigned further acknowledges that this Agreement is being entered into for the benefit of Edge and that Edge shall be entitled to sue to enforce the terms of this Agreement and/or to recover damages for any breach thereof. The undersigned further consents to the personal jurisdiction of Courts in the State of New York or Connecticut with respect to any suit to enforce or pertaining to this Agreement, in addition to Courts in Florida. Additionally, this Agreement may not be changed without the written consent of Edge.

                                                            Very truly yours,


                                            Signature:  /s/  Philip Cohen
                                                      -------------------------


                                            Print Name:      Philip Cohen
                                                       ------------------------


Accepted and Agreed to:

PETCARE TELEVISION NETWORK, INC.


By:  /s/  Philip Cohen
   ------------------------------------
Name:     Philip Cohen
Title:    President

Approved:

Edge Pet, LLC


By:  /s/  John Sfondrini
   ------------------------------------
Name:     John Sfondrini
Title:

                                [Form of Legend]


     THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT, AS AMENDED, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

     THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK UP AGREEMENT WITH PET EDGE, LLC ("EDGE') PURSUANT TO WHICH THE HOLDER HAS AGREED NOT TO SELL OR DISPOSE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE FROM THE DATE THE NOTE IS ISSUED UNTIL A DATE WHICH IS (A) BOTH AT LEAST (I) SIX
(6) MONTHS AFTER THE NOTE SHALL HAVE BEEN CONVERTED AND (II) SIX (6) MONTHS AFTER THE EFFECTIVE DATE OF A REGISTRATION STATEMENT, REGISTERING EDGE'S SHARES OF COMMON STOCK UNDERLYING THE NOTE OR (B) SIX (6) MONTHS AFTER EDGE CAN SELL THE SHARES OF COMMON STOCK UNDERLYING THE NOTE PURSUANT TO RULE 144(K), WHICHEVER IS EARLIER, WITHOUT THE PRIOR WRITTEN CONSENT OF EDGE, PROVIDED HOWEVER THAT THE SECURITIES MAY BE SOLD IN A PRIVATE TRANSACTION DURING THE LOCK-UP PERIOD SO LONG AS THE ACQUIROR OF THE SECURITIES AGREES TO BE BOUND BY THE TERMS OF THE LOCK UP AGREEMENT AND, PROVIDED FURTHER THAT THE SECURITIES OR ANY PORTION THEREOF MAY BE TRANSFERRED BY ANY SUCH TRANSFEREE TO A TRUST FOR THE BENEFIT OF OR AS GIFTS TO FAMILY MEMBERS OR BY COURT ORDER OR PURSUANT TO THE LAWS OF DESCENT AND DISTRIBUTION.